December 29, 2023

2023 Summary Prospectus
• iShares MSCI Ireland ETF | EIRL |  NYSE ARCA
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated December 29, 2023, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® MSCI IRELAND ETF
Ticker: EIRLStock Exchange: NYSE Arca
Investment Objective
The iShares MSCI Ireland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Irish equities.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.50%	None	0.00%	0.50%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the MSCI All Ireland Capped Index (the “Underlying Index”), which is a free float-adjusted market capitalization-weighted index composed of securities within the “Broad Ireland Equity Universe,” as defined by MSCI, Inc. (the “Index Provider” or “MSCI”), subject to certain eligibility (e.g., liquidity) and investability criteria as defined by MSCI. The Underlying Index targets a minimum of 25 securities and 20 issuers.
The Underlying Index consists of equity securities of companies that are: (i) are classified in Ireland according to the MSCI Global Investable Market Indexes Methodology and (ii) not classified in Ireland but are either headquartered or listed in Ireland and have a significant linkage to Ireland, as determined by MSCI based on the company’s shareholder base, revenues, assets, management, employee base, history and country of incorporation. If the criteria outlined in (i) and (ii) do not result in the target number of securities and issuers, the Underlying Index will also include securities of companies with economic exposure of greater than 10% to Ireland, as determined by MSCI based on the geographic distribution of a company’s revenues.
Securities are included in the Underlying Index at their free float-adjusted market capitalization weight, except for securities that are included only on the basis of economic exposure to the country. The maximum weight for such constituents is generally limited to 1% each, although higher weights may result due to the group capping methodology described below.
The Underlying Index uses a capping methodology that limits the weight of any single “group entity” (constituents that MSCI determines have a control relationship) to a maximum of 25% of the Underlying Index weight, and the sum of all group entities with a weight above 5% to an aggregate of 50% of the Underlying Index weight. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts, MSCI may also consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information. All group entities are reviewed on an annual basis.
At each quarterly rebalance, the weight of any single group entity is capped at 22.5%, and all group entities with a weight greater than 4.5% are capped such that, in the aggregate, these group entities do not have a weight greater than 45% of the Underlying Index.
However, this capping methodology does not apply to constituents that are not part of the MSCI ACWI Investable Market Index (which includes large-, mid- and small-capitalization securities) and that either (a) have a 3-month annual traded value ratio (“ATVR”) of less than or equal to 20% or (b) have a market capitalization lower than the size-segment cutoff of the MSCI Ireland Investable Market Index. ATVR is a measure a security’s liquidity. The weight of any such constituent in the Underlying Index is capped at its weight in the MSCI All Ireland Index.
The Underlying Index includes large-, mid- and small-capitalization companies and may change over time. As of August 31, 2023, a significant portion of the Underlying Index is represented by securities of companies in the consumer discretionary and materials industries or sectors. The components of the Underlying Index are likely to change over time.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Underlying Index is sponsored by MSCI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Risk of Investing in Ireland. Investments in Irish issuers will subject the Fund to legal, regulatory, political, currency and economic risk specific to Ireland. Among other things, Ireland’s economy is heavily dependent on exports to certain key trading partners, including the U.S., the United Kingdom (the “U.K.”) and other Western European countries. The European financial markets have from time to time experienced financial market volatility and economic adversity due to concerns about economic downturns, rising government debt levels in several European countries and the U.K.’s departure from the European Union (the “EU”). These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including Ireland.
Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of Irish securities or Irish markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. The Fund is specifically exposed to European Economic Risk.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Calculation Methodology Risk. The Index Provider relies on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included components.
Commodity Risk. The Fund invests in Irish issuers that are susceptible to fluctuations in certain commodity markets and to price changes due to trade relations. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, war, regulatory developments, other catastrophic events, or other factors that the Fund cannot control could have an adverse impact on the Irish economy.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Consumer Discretionary Sector Risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, supply chains, competition, consumers' disposable income, consumer preferences, social trends and marketing campaigns.
Currency Risk. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Indexing Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Materials Sector Risk. Companies in the materials sector may be adversely impacted by the volatility of commodity prices, changes in exchange rates, social and political unrest, war, depletion of resources, decreases in demand, over-production, litigation and changes in government regulations, among other factors.
National Closed Market Trading Risk. To the extent that the underlying securities or other instruments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with other funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Reliance on Trading Partners Risk. The Fund invests in a country whose economy is heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to European Economic Risk and U.S. Economic Risk.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. Tracking error may occur due to differences between the methodologies used in calculating the value of the Underlying Index and determining the Fund’s NAV.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year by Year Returns1

1
The Fund’s year-to-date return as of September 30, 2023 was 18.57%.
The best calendar quarter return during the periods shown above was 25.01% in the 4th quarter of 2020; the worst was -30.87% in the 1st quarter of 2020.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

Average Annual Total Returns
(for the periods ended December 31, 2022)
	One Year	Five Years	Ten Years
(Inception Date: 5/5/2010)
Return Before Taxes	-18.63%	0.49%	8.12%
Return After Taxes on Distributions[1]	-18.82%	0.21%	7.72%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-10.85%	0.38%	6.56%
MSCI All Ireland Capped Index (Index returns do not reflect deductions for fees, expenses or taxes)[2]	-18.56%	0.82%	8.48%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through November 26, 2013 reflect the performance of the MSCI Ireland Investable Market Index 25/50. Index returns beginning on November 27, 2013 reflect the performance of the MSCI All Ireland Capped Index, which, effective as of November 27, 2013, replaced the MSCI Ireland Investable Market Index 25/50 as the Underlying Index of the Fund.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui, Mr. Savage and Mr. Whitehead have been Portfolio Managers of the Fund since 2012, 2010 and 2022, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
Investment Company Act file No.: 811-09729
IS-SP-EIRL-1223